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                                     EXHIBIT 21.1


                             SUBSIDIARY OF THE REGISTRANT

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                             SUBSIDIARY OF THE REGISTRANT





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                        |         TEJAS BANCSHARES, INC.         |
                        |         (a Texas corporation)          |
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                                           |
                                           |
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                        |  THE FIRST NATIONAL BANK OF AMARILLO   |
                        |    (a national banking association)    |
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